                                                               EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         We hereby certify that the accompanying Report of Harris Preferred Capital Corporation on Form 10-Q for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Harris Preferred Capital Corporation.



Date



/s/ Paul R. Skubic                         /s/ Pamela C. Piarowski
---------------------                      ---------------------------
Paul R. Skubic                             Pamela C. Piarowski
Chairman of the Board                      Chief Financial Officer
and President


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Harris Preferred Capital Corporation and will be retained by Harris Preferred Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.